POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby

constitutes and appoints each of George L. Duncan and

Richard W. Main, signing singly, the undersigned' true

and lawful attorney-in-fact to:

(1) execute for and on behalf of the undersigned, in the

undersigned's capacity as an officer and/or director of

Enterprise Bancorp Inc. (the "Company"), Forms 3, 4, and

5 in accordance with Section 16(a) of the Securities

Exchange Act of 1934 and the rules thereunder;

(2) do and perform any and all acts for and on behalf of

the undersigned which may be necessary of desirable to

complete and execute any such Form 3, 4, or 5, complete

and execute any amendment or amendments thereto, and

timely file such form with United States Securities and

Exchange Commission and any stock exchange or similar

authority; and

(3) take any other action of any type whatsoever in

connection with the foregoing which, in the opinion of

such attorney-in-fact, may be of benefit to, in the best

interest of, or legally required by, the undersigned, it

being understood that the documents executed by such

attorney-in-fact on behalf of the undersigned pursuant to

this Power of Attorney shall be in such form and shall

contain such terms and conditions as such attorney-in-fact

may approve in such attorney-in-fact's discretion.

The undersigned hereby grants to each such attorney-in-fact

full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be

done in the exercise of any of the rights and powers herein

granted, as fully to all intents and purposes as the

undersigned might or could do if personally present, with

full power of substitution or revocation, hereby ratifying

and confirming all that such attorney-in-fact, or such

attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney

and the rights and powers herein granted.  The undersigned

acknowledges that the foregoing attorneys-in-fact, in

serving in such capacity at the request of the undersigned,

are not assuming, nor is the Company assuming, any of the

undersigned's responsibilities to comply with Section 16

of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms #,

4, and 5 with respect to the undersigned's holdings of and

transactions in securities issued by the Company, unless

earlier revoked by the undersigned in a signed writing

delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of

Attorney to be executed as of this 16th day of December, 2002.

/s/ John P. Harrington

Signature

John P. Harrington

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